UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: June 28, 2011


                       MEDINA INTERNATIONAL HOLDINGS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

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

              Colorado                                  000-27211                               84-1469319
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                        1802 Pomona Rd., Corona, CA 92880
                        ---------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (909) 522-4414
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                        1

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Contribution and Exchange Agreement

On June 28, 2011, Medina International Holdings, Inc. ("the Company") entered into a Contribution and Exchange Agreement with WinTec Protective Systems, Inc. ("WinTec.") As part of the Contribution and Exchange Agreement, the Company agreed to issue 3,000,000 shares of its restricted common stock in exchange for 20,400,000 shares of the common stock of WinTec. As a result of such exchange, the Company holds 51% of the issued and outstanding common stock of WinTec, making WinTec a subsidiary of the Company.

Wintec was incorporated in the State of Texas. Wintec's Operations are located in Houston, Texas. Wintec has developed various products such as CORTAIN, Hydro-Tain, Blast Block. Medina International Holdings, Inc. has first right to use a CORTAIN, anti-corrosion material for small marine craft.

As part of the Contribution and Exchange Agreement, the Company has agreed to register the 3,000,000 shares issued with the Securities and Exchange Commission ("SEC") for resale by WinTec. If any of the following occur:

     (i) the Registration Statement is not filed on or before the Required Filing Date,

     (ii) the Registration Statement is not declared effective on or before the Required Effective Date, or

     (iii)the Registration Statement is declared effective but cease to be effective for a period of time which shall exceed forty (40) days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective)

then the Company will be required to pay WinTec an amount equal to one-half percent (0.5%) of the fair market value of the 3,000,000 shares of the Company's common stock on the first business day after the non-registration event and for each subsequent thirty (30) day period (pro rata for any period less than thirty
(30) days) which are subject to such Non-Registration Event.

Stock Redemption and Purchase Agreement

Concurrent with the signing of the Contribution and Exchange Agreement, the Company also entered into a Stock Redemption and Purchase Agreement with WinTec. The Stock Redemption and Purchase Agreement provides that provides WinTec the right to repurchase 12,400,000 shares of its common stock held by the Company upon the closing of the Contribution and Exchange Agreement in exchange for $1,500,000. In addition, the Company has agreed to issue to WinTec an option to purchase up to 3,000,000 shares of its restricted common stock at an exercise price of $0.10 per share.

WinTec has agreed to issue 1,533,33 shares of the WinTec common stock, that is redeemed to consultants of WinTec, pursuant to consulting agreements to be entered into with such consultants in the near future.

The Stock Redemption and Purchase Agreement provides that the WinTec Board of Directors shall be reduced from 7 to 6 directors and that the Company will have the ability to appoint 2 of the directors.

Upon the completion of the Stock Redemption and Purchase Agreement, the Company will hold 8,000,000 shares of WinTec, representing 28.99% of the issued and outstanding common stock of WinTec.

                                       2
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Loan Agreement and Revolving Promissory Note

Concurrent to the signing of the Contribution and Exchange Agreement, the Company entered into a Loan Agreement and Revolving Promissory Note with WinTec. As part of the Loan Agreement, the Company has agreed to lend to WinTec $1,500,000 cash to be used by WinTec to expand its business operations, which includes at some future point moving their laboratory facility from Texas to California.

The Loan Agreement provides for the funds to be delivered to WinTec in three tranches, as set forth below:

     -    Fifty   Thousand   Dollars   ($50,000)  upon  execution  of  the  loan
          documentation, and

     - Four Hundred Fifty Thousand ($450,000) 30 days after the execution of the loan documentation and

     - One Million ($1,000,000) shall be funded at such times, and in such amounts, as requested by WinTec.

The Loan Agreement provides for the Company to be issued an exclusive license for the use of WinTec's anti-corrosion material for small marine craft, pursuant and the first right of first refusal to exclusively license such intellectual property of WinTec as it may license to third parties.

The Revolving Promissory Note has an annual interest rate of 1% and a term of four (4) years from the date of issuance. The Revolving Promissory Note does not provide for a payment schedule, only that payments will be made as requested by the Company.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

On June 28, 2011, as part of the Contribution and Exchange Agreement and the Stock Redemption and Purchase Agreement, the Company made the following issuances of its restricted common stock and equity instruments:

- 3,000,000 shares of its restricted common stock to WinTec pursuant to the Contribution and Exchange Agreement in exchange for 20,400,000 shares of the common stock of WinTec.

- 3,000,000 shares of its restricted common stock to WinTec pursuant to the Stock Redemption and Purchase Agreement for $1,500,000 cash.

- An option to purchase 3,000,000 shares of the Company's restricted common stock at an exercise price of $0.10 per share to WinTec as part of the Stock Redemption and Purchase Agreement.


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EXEMPTIONS FROM REGISTRATION FOR UNREGISTERED SALES

All of the above sales by the Company of its unregistered securities were made by the Company in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). All of the individuals and/or entities that purchased the unregistered securities were known to the Company and its management, through pre-existing business relationships, as long standing business associates and employees. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.         Description

     10.1 Contribution and Exchange Agreement, dated June 28, 2011*

     10.2 Stock Redemption and Purchase Agreement, dated June 28, 2011*

     10.3 Loan Agreement, dated June 28, 2011*

     10.4 Revolving Promissory Note, dated June 28, 2011*

     10.5 Agreement for Investment and Loan Term Sheet, dated June 28, 2011*

--------------------
*Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             MEDINA INTERNATIONAL HOLDINGS, INC.

                                             By:    /s/Daniel Medina
                                                       --------------
                                                       Daniel Medina, President


Date: June 29, 2011